Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – August 3, 2005

ZIFF DAVIS HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-99939 Commission file number	36-4355050 (I.R.S. Employer Identification No.)

28 East 28th Street, New York, New York 10016
(Address of principal executive offices including zip code)

(212) 503-3500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Table of Contents

ITEM 2.02. Results of Operations and Financial Condition

On August 3, 2005, Ziff Davis Holdings Inc. (“Ziff Davis”) announced via press release Ziff Davis’ preliminary results of operations for its second quarter ended June 30, 2005. A copy of Ziff Davis’ press release is attached hereto as Exhibit 99.1. The information in this report and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to the Securities and Exchange Commission (“SEC”), but shall be not deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report and the attached exhibit shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report and the attached exhibit contains material information that is not otherwise publicly available. The information in this report and the attached exhibit shall not be incorporated by reference into any filing of Ziff Davis, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

For additional risks about Ziff Davis’ business, see its Annual Report on Form 10-K for the year ended December 31, 2004, including disclosures under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are filed with the Securities and Exchange Commission and are available on the SEC’s website at www.sec.gov.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2005, the Company's current Chief Financial Officer, Derek Irwin, informed the Company that he will be leaving his position with the Company to assume the position of Chief Financial Officer of VNU Business Media (USA), a division of VNU, a leading global information and media company. Mr. Irwin's last day of employment with the Company is expected to be August 12, 2005.

The Company has begun the process of conducting an executive search for the Chief Financial Officer position. The Company intends to appoint Bart Catalane, its current President & Chief Operating Officer and a member of the Board of Directors (and former Chief Financial Officer, before Mr. Irwin's promotion in December 2003), as interim Chief Financial Officer once Mr. Irwin's employment with the Company has officially ended and that Mr. Catalane will serve in that capacity until the Chief Financial Officer position is filled.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release, dated August 3, 2005, reporting the results of operations of Ziff Davis Holdings Inc. for its second quarter ended June 30, 2005 (furnished and not filed herewith solely pursuant to Item 12)

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press release, dated August 3, 2005, reporting the results of operations of Ziff Davis Holdings Inc. for its second quarter ended June 30, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis Holdings Inc.
By:	/s/ Bart W. Catalane
Bart W. Catalane
President and Chief Operating Officer

Date: August 3, 2005